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                                EXHIBIT 10


                           ARTHUR ANDERSEN LLP



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73568 for ITT Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.


                                   /s/ Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997